FORUM FUNDS


                            AUSTIN GLOBAL EQUITY FUND


      SUPPLEMENT DATED FEBRUARY 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2004





THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.


The section entitled Portfolio Manager appearing immediately under the caption entitled "Management" on page 9 of the prospectus is hereby deleted in its entirety and replaced as follows:

PORTFOLIO MANAGERS

PETER VLACHOS, President of the Adviser and Co-Portfolio Manager of the Fund, has been responsible for the day-to-day management of the Fund since its inception. Mr. Vlachos has more than 32 years of experience in the investment industry and, prior to his association with the Adviser in 1989, was a portfolio manager at Neuberger & Berman, Inc.

DAVID RAPPA, Co-Portfolio Manager for the Fund, has served as an analyst and portfolio manager of the Adviser since 1997. Mr. Rappa received his BA from Georgetown University in International Business and Finance.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE